FINANCIAL INSTRUMENTS, DERIVATIVES AND HEDGING ACTIVITIES	12 Months Ended
Dec. 31, 2020
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS, DERIVATIVES AND HEDGING ACTIVITIES

FINANCIAL INSTRUMENTS, DERIVATIVES AND HEDGING ACTIVITIES
Accounts Receivable Sales
For accounts receivable originated in Japan, we have entered into agreements with financial institutions in which the entire interest in and ownership of the receivable is sold. We continue to service the receivables in this arrangement. Servicing assets or liabilities are not recognized because we receive adequate compensation to service the sold receivables. The Japanese arrangement includes limited recourse provisions, which are not material.

The following is a summary of the activity relating to the arrangement.

as of and for the years ended December 31 (in millions)	2020	2019	2018
Sold receivables at beginning of year	$79	$69	$70
Proceeds from sales of receivables	348	292	267
Cash collections (remitted to the owners of the receivables)	(335)	(282)	(270)
Effect of foreign exchange rate changes	4	—	2
Sold receivables at end of year	$96	$79	$69

The net losses relating to the sales of accounts receivable were immaterial for each year.
Concentrations of Credit Risk
We invest excess cash in certificates of deposit or money market or other funds and diversify the concentration of cash among different financial institutions. With respect to financial instruments, where appropriate, we have diversified our selection of counterparties, and have arranged collateralization and master-netting agreements to minimize the risk of loss.
Global economic conditions and liquidity issues in certain countries have resulted, and may continue to result, in delays in the collection of receivables and credit losses. Global economic conditions, governmental actions and customer-specific factors may require us to re-evaluate the collectability of our receivables and we could potentially incur additional credit losses. These conditions may also impact the stability of the Euro.
Foreign Currency and Interest Rate Risk Management
We operate on a global basis and are exposed to the risk that our earnings, cash flows and equity could be adversely impacted by fluctuations in foreign exchange and interest rates. Our hedging policy attempts to manage these risks to an acceptable level based on our judgment of the appropriate trade-off between risk, opportunity and costs.
We are primarily exposed to foreign exchange risk with respect to recognized assets and liabilities, forecasted transactions and net assets denominated in the Euro, British Pound, Chinese Yuan, Korean Won, Australian Dollar, Canadian Dollar, Japanese Yen, Colombian Peso, Brazilian Real, Mexican Peso, Indian Rupee and Swedish Krona. We manage our foreign currency exposures on a consolidated basis, which allows us to net exposures and take advantage of any natural offsets. In addition, we use derivative and nonderivative instruments to further reduce the net exposure to foreign exchange risk. Gains and losses on the hedging instruments offset losses and gains on the hedged transactions and reduce the earnings and equity volatility resulting from changes in foreign exchange rates. Financial market and currency volatility may limit our ability to cost-effectively hedge these exposures.
We are also exposed to the risk that our earnings and cash flows could be adversely impacted by fluctuations in interest rates. Our policy is to manage interest costs using the mix of fixed- and floating-rate debt that we believe is appropriate at that time. To manage this mix in a cost-efficient manner, we periodically enter into interest rate swaps in which we agree to exchange, at specified intervals, the difference between fixed and floating interest amounts calculated by reference to an agreed-upon notional amount.
We do not hold any instruments for trading purposes and none of our outstanding derivative instruments contain credit-risk-related contingent features.
Cash Flow Hedges
We may use options, including collars and purchased options, forwards and cross-currency swaps to hedge the foreign exchange risk to earnings relating to forecasted transactions and recognized assets and liabilities. We periodically use treasury rate locks to hedge the risk to earnings associated with movements in interest rates relating to anticipated issuances of debt.
The notional amounts of foreign exchange contracts designated as cash flow hedges were $345 million and $617 million as of December 31, 2020 and 2019, respectively. The maximum term over which we have cash flow hedge contracts in place related to forecasted transactions at December 31, 2020 is 12 months for foreign exchange contracts. The total notional amounts of interest rate contracts designated as cash flow hedges were $550 million as of December 31, 2019. Those interest rate contracts were hedging the variability in future benchmark interest payments attributable to changes in interest rates on the forecasted issuance of fixed-rate debt and were terminated in 2020 when we issued $650 million of senior notes due in 2031. There were no outstanding interest rate contracts designated as cash flow hedges as of December 31, 2020.
Fair Value Hedges
We periodically use interest rate swaps to convert a portion of our fixed-rate debt into variable-rate debt. These instruments hedge our earnings from changes in the fair value of debt due to fluctuations in the designated benchmark interest rate.
There were no outstanding interest rate contracts designated as fair value hedges as of December 31, 2020 and 2019.
Net Investment Hedges
In May 2017, we issued €600 million of senior notes due May 2025. In May 2019, we issued €750 million of senior notes due May 2024 and €750 million of senior notes due May 2029. We have designated these debt obligations as hedges of our net investment in our European operations and, as a result, mark to spot rate adjustments of the outstanding debt balances are recorded as a component of AOCI. As of December 31, 2020, we had an accumulated pre-tax unrealized translation loss in AOCI of $245 million related to the Euro-denominated senior notes.
In May 2019, we entered into forward contracts designated as net investment hedges to reduce exposure to changes in currency rates on €1.2 billion of our net investment in our European operations. Those hedges were entered into in advance of the issuance of our senior notes mentioned above, were settled in the second quarter of 2019 and resulted in an insignificant loss.
Dedesignations
If it is determined that a derivative or nonderivative hedging instrument is no longer highly effective as a hedge, we discontinue hedge accounting prospectively. Gains or losses relating to terminations of effective cash flow hedges generally continue to be deferred and are recognized consistent with the loss or income recognition of the underlying hedged items. However, if it is probable that hedged forecasted transactions will not occur, any gains or losses would be immediately reclassified from AOCI to earnings. There were no cash flow hedge dedesignations in 2020, 2019 or 2018 resulting from changes in our assessment of the probability that the hedged forecasted transactions would occur. In 2020, we terminated interest rate contracts with a notional amount of $550 million for $173 million in cash payments. The losses relating to these terminations continue to be deferred and are being recognized consistent with the underlying hedged item, interest expense on the issuance of debt.
If we terminate a fair value hedge, an amount equal to the cumulative fair value adjustment to the hedged item at the date of termination is amortized to earnings over the remaining term of the hedged item. There were no fair value hedges terminated in 2020 or 2019. In 2018, we terminated our interest rate fair value hedges and the cumulative fair value adjustment to the hedged item was insignificant.
If we remove a net investment hedge designation, any gain or loss recognized in AOCI is not reclassified to earnings until we sell, liquidate, or deconsolidate the foreign investments that were being hedged. In 2019, we dedesignated €1.2 billion of forward contracts designated as a net investment hedge of our European operations. There were no net investment hedges terminated in 2020 or 2018.
Undesignated Derivative Instruments
We use forward contracts to hedge earnings from the effects of foreign exchange relating to certain of our intra-company and third-party receivables and payables denominated in a foreign currency. These derivative instruments are generally not formally designated as hedges and the terms of these instruments generally do not exceed one month.
The total notional amount of undesignated derivative instruments was $1.0 billion and $619 million as of December 31, 2020 and 2019, respectively.
Gains and Losses on Hedging Instruments and Undesignated Derivative Instruments
The following tables summarize the gains and losses on our hedging instruments and the classification of those gains and losses within our consolidated financial statements for the years ended December 31, 2020, 2019, and 2018.

(in millions)	Gain (loss) recognized in OCI			Location of gain (loss) in income statement	Gain (loss) reclassified from AOCI into income
	2020	2019	2018		2020	2019	2018
Cash flow hedges
Interest rate contracts	$(131)	$(37)	$(3)	Interest expense, net	$(1)	$—	$—
Foreign exchange contracts	(21)	(9)	3	Cost of sales	(5)	4	(12)
Net investment hedges	(224)	12	32	Other (income) expense, net	—	—	—
Total	$(376)	$(34)	$32		$(6)	$4	$(12)

	Location of gain (loss) in income statement	Gain (loss) recognized in income
(in millions)		2020	2019	2018
Fair value hedges
Interest rate contracts	Interest expense, net	$—	$—	$(4)
Undesignated derivative instruments
Foreign exchange contracts	Other (income) expense, net	$49	$17	$—
For our fair value hedges, an equal and offsetting gain of $4 million was recognized in interest expense, net as an adjustment to the underlying hedged item, fixed-rate debt, in 2018.
The following table summarizes net-of-tax activity in AOCI, a component of stockholders’ equity, related to our cash flow hedges.

as of and for the year ended December 31 (in millions)	2020	2019	2018
Accumulated other comprehensive income (loss) balance at beginning of year	$(41)	$(1)	$(10)
Adoption of new accounting standard	—	(1)	—
(Loss) gain in fair value of derivatives during the year	(117)	(36)	(1)
Amount reclassified to earnings during the year	5	(3)	10
Accumulated other comprehensive income (loss) balance at end of year	$(153)	$(41)	$(1)
As of December 31, 2020, $23 million of deferred, net after-tax losses on derivative instruments included in AOCI are expected to be recognized in earnings during the next 12 months, coinciding with when the hedged items are expected to impact earnings.
Derivative Assets and Liabilities
The following table summarizes the classification and fair values of derivative instruments reported in the consolidated balance sheet as of December 31, 2020.

	Derivatives in asset positions		Derivatives in liability positions
(in millions)	Balance sheet location	Fair value	Balance sheet location	Fair value
Derivative instruments designated as hedges
Foreign exchange contracts	Prepaid expenses and other current assets	$—	Accounts payable and accrued liabilities	$17
Total derivative instruments designated as hedges		—		17
Undesignated derivative instruments
Foreign exchange contracts	Prepaid expenses and other current assets	11	Accounts payable and accrued liabilities	2
Total derivative instruments		$11		$19
The following table summarizes the classification and fair values of derivative instruments reported in the consolidated balance sheet as of December 31, 2019.

	Derivatives in asset positions		Derivatives in liability positions
(in millions)	Balance sheet location	Fair value	Balance sheet location	Fair value
Derivative instruments designated as hedges
Interest rate contracts	Other non-current assets	$10	Other non-current liabilities	$52
Foreign exchange contracts	Prepaid expenses and other current assets	10	Accounts payable and accrued liabilities	—
Total derivative instruments designated as hedges		20		52
Undesignated derivative instruments
Foreign exchange contracts	Prepaid expenses and other current assets	1	Accounts payable and accrued liabilities	2
Total derivative instruments		$21		$54
While some of our derivatives are subject to master netting arrangements, we present our assets and liabilities related to derivative instruments on a gross basis within the consolidated balance sheets. Additionally, we are not required to post collateral for any of our outstanding derivatives.
The following table provides information on our derivative positions as if they were presented on a net basis, allowing for the right of offset by counterparty.

	December 31, 2020		December 31, 2019
(in millions)	Asset	Liability	Asset	Liability
Gross amounts recognized in the consolidated balance sheets	$11	$19	$21	$54
Gross amount subject to offset in master netting arrangements not offset in the consolidated balance sheets	(6)	(6)	(11)	(11)
Total	$5	$13	$10	$43
The following table presents the amounts recorded on the consolidated balance sheets related to fair value hedges:

	Carrying amount of hedged item		Cumulative amount of fair value hedging adjustment included in the carrying amount of the hedged item (a)
(in millions)	Balance as of December 31, 2020	Balance as of December 31, 2019	Balance as of December 31, 2020	Balance as of December 31, 2019
Long-term debt	$102	$103	$5	$6
(a) These fair value hedges were terminated prior to December 31, 2018.